EXECUTION COPY CANADIAN PLEDGE AND SECURITY AGREEMENT dated as of June 4, 2015 among AVAYA CANADA CORP. as Canadian Borrower and CITIBANK, N.A., as Administrative Agent LEGAL_23770880.12 CANADIAN PLEDGE AND SECURITY AGREEMENT Exhibit 10.6

TABLE OF CONTENTS Page SECTION 1.01. SECTION 1.02. ARTICLE I DEFINITIONS CREDIT AGREEMENT OTHER DEFINED TERMS. SECTION 2.01. SECTION 2.02. SECTION 2.03. SECTION 2.04. SECTION 2.05. SECTION 2.06. SECTION 2.07. ARTICLE II PLEDGE OF SECURITIES PLEDGE 8 DELIVERY OF THE PLEDGED COLLATERAL""."!."!"."!"!."!!." 9 REPRESENTATIONS, WARRANTIES AND COVENANTS 9 CERTIFICATION OF LIMITED LIABILITY COMPANY AND LIMITED PARTNERSHIP INTERESTS 1 ] UNLIMITED LIABILITY COMPANIES !.!!!!!!!!!!!!!!! 11 REGISTRATION IN NOMINEE NAME; DENOMINATIONS... 11 VOTING RIGHTS; DIVIDENDS AND INTEREST 12 SECTION 3.01. SECTION 3.02. SECTION 3.03. SECTION 3.04. ARTICLE III SECURITY INTERESTS IN PERSONAL PROPERTY SECURITY INTEREST ] 3 REPRESENTATIONS AND WARRANTIES 16 COVENANTS 1 6 OTHER ACTIONS 1 8 ARTICLE IV REMEDIES SECTION 4.01. REMEDIES UPON DEFAULT ] 8 SECTION 4.02. APPLICATION OF PROCEEDS 20 SECTION 4.03. GRANT OF LICENCE TO USE INTELLECTUAL PROPERTY; POWER OF ATTORNEY 21 SECTION 4.04. CERTAIN MATTERS RELATING TO ACCOUNTS !!!!!!!!!!!!!!!!!!!!!!!!!!!!!!! 21 ARTICLE V INDEMNITY, SUBROGATION AND SUBORDINATION SECTION 5.01. CONTRIBUTION AND INDEMNIFICATION 22 -i- LEGAL 23770880.12 CANADIAN PLEDGE AND SECURITY AGREEMENT

Page

SECTION 5.02. SUBORDINATION 22

ARTICLE VI

MISCELLANEOUS

SECTION 6.01. NOTICES 22
SECTION 6.02. WAIVERS; AMENDMENT 22
SECTION 6.03. ADMINISTRATIVE AGENT'S FEES AND EXPENSES 23
SECTION 6.04. SUCCESSORS AND ASSIGNS 23
SECTION 6.05. SURVIVAL OF AGREEMENT 23
SECTION 6.06. COUNTERPARTS; EFFECTIVENESS; SUCCESSORS AND ASSIGNS; SEVERAL AGREEMENT 23
SECTION 6.07. SEVERABILITY 24
SECTION 6.08. RIGHT OF SET-OFF 24
SECTION 6.09. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS 24
SECTION 6.10. HEADINGS 25
SECTION 6.11. SECURITY INTEREST ABSOLUTE 25
SECTION 6.12. TERMINATION OR RELEASE 25
SECTION 6.13. ADDITIONAL GRANTORS 26
SECTION 6.14. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT 26
SECTION 6.15. GENERAL AUTHORITY OF THE ADMINISTRATIVE AGENT 27
SECTION 6.16. REASONABLE CARE 27
SECTION 6.17. REINSTATEMENT 27
SECTION 6.18. MISCELLANEOUS 27
SECTION 6.19. ENGLISH AGREEMENT 28

Schedules

SCHEDULE I Pledged Equity; Pledged Debt

Exhibits

EXHIBIT I Form of Security Agreement Supplement
EXHIBIT II Form of Perfection Certificate

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LEGAL_23770880.12

CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY CANADIAN PLEDGE AND SECURITY AGREEMENT dated as of June 4 2015 among AVAYA CANADA CORP., a Nova Scotia Unlimited Liability Company (the "Canadian Borrower"), each other Person that executes a supplement attached hereto following the Closing Date and becomes a Grantor hereunder (collectively, the "Grantors" and each a "Grantor") and CITIBANK, N.A., as administrative agent for the Secured Parties (as defined below). Reference is made to the Credit Agreement dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among, inter alia, the Canadian Borrower, Avaya Deutschland GmbH and Avaya GmbH & Co. KG (collectively, the "German Borrowers"), Avaya International Sales Limited (the "Irish Borrower") and Avaya UK (the "UK Borrower"); and, together with the Canadian Borrower, the German Borrowers and the Irish Borrower, collectively, the "Borrowers"), Citibank, N.A., as Administrative Agent and L/C Issuer, Citibank, N.A., Canadian Branch, as Canadian Swing Line Lender, Citibank, N.A., London Branch, as European Swing Line Lender and each lender from time to time party thereto (collectively, the "Lenders" and, each, individually, a "Lender"). Reference is also made to the Guarantee dated as of June 4, 2015 among, inter alia, the Canadian Borrower, as guarantor, and CITIBANK, N.A. as Administrative Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Grantor party hereto from time to time will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions Section 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the PPSA (as defined herein) or the STA (as defined herein) and not defined in this Agreement have the meanings specified therein, as applicable. (b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement. Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account. "Accounts" means all "accounts," as such term is defined in the PPSA, now owned or hereafter acquired by any Grantor and, in any event, includes all accounts due or accruing due and all agreements, books, accounts receivable, other receivables, book debts, claims and demand of every nature and kind and other forms of monetary obligations (other than forms of monetary obligations evidenced by Chattel Paper, Securities or Instruments) now owned or hereafter received or acquired by or belonging or A-3 LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY owing to the Grantors, whether or not yet earned by performance on the part of any Grantor and all invoices, letters, documents and papers recording, evidencing or relating thereto. "Administrative Agent" means Citibank, N.A., as Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereunder. "Agreement" means this Canadian Pledge and Security Agreement. "Chattel Paper" (i) means all "chattel paper" as defined in the PPSA and (ii) includes all chattel paper in which any Grantor now or hereafter has an interest, and any part of such interest. "CIPO" means the Canadian Intellectual Property Office; "Collateral" means General Collateral and the Pledged Collateral. "Control" means, with respect to a specified form of Pledged Collateral or Investment Property, "control" as defined in sections 23 through 26 of the STA as applicable to such form of Pledged Collateral or Investment Property; "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of Canada, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in Canada, including registrations, recordings, supplemental registrations and pending applications for registration in CIPO. "Copyright Licence" means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to licence, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement. "Deposit Accounts" means any demand, time, savings, passbook or like account maintained with a depository institution. "Designs" means, with respect to any Person, all of such Person's right, title and interest in and to the following: (a) all industrial designs and intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the Canadian Industrial Design Office or in any similar office or agency in any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof. "Excluded Assets" means: (a) assets owned by any Grantor on the date hereof or hereafter acquired that are subject to a Lien of the type described in Section 7.0 l(i) of the Credit Agreement that is permitted to be incurred pursuant to the provisions of the Credit Agreement if and to the extent that the contract or other agreement pursuant to which such Lien is granted (or the documentation relating thereto) validly prohibits the creation of any other Lien on such asset; (b) any assets or properties that are acquired pursuant to a Permitted Acquisition (or that are owned by a Subsidiary acquired pursuant to a Permitted Acquisition), so long as such -4- LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY assets or properties are subject to a Lien permitted by Section 7.01(p) of the Credit Agreement and solely to the extent that the terms of the agreements relating to such Lien prohibit the security interest under this Agreement from attaching to such assets or properties, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition; (c) any Intellectual Property; (d) any rights of a Grantor arising under any contract, lease, instrument, licence or other document or any Intellectual Property subject thereto to the extent that and only for so long as the grant of a security interest therein would (x) constitute a violation of a valid and enforceable restriction in respect of, or result in the abandonment, invalidation or unenforceability of any right, title and interest of such Grantor therein, such rights in favour of a third party or under any law, regulation, permit, order or decree of any Governmental Authority (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favour of a lender or other financial counterparty), or (y) result in a breach, termination, or default under any such contract, lease, instrument, licence or other document, or expressly give any other party in respect of any such contract, lease, instrument, licence or other document or any Intellectual Property subject thereto, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in this clause (d) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to the PPSA of any relevant jurisdiction or any other applicable law or principles of equity and provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (e) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, licence or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, licence or other document or any Intellectual Property subject thereto, or to the extent severable, to any portion thereof that does not result in any of the conditions in subclauses (x) or (y) above; (e) any motor vehicle; (f) the last day of the term of any lease or agreement therefor but upon the enforcement of the security interest granted hereby in the Collateral, a Grantor shall stand possessed of such last day in trust to assign the same to any person acquiring such term, (g) "consumer goods" of a Grantor as that term is defined in the PPSA; (h) any assets to the extent and for so long as the pledge of such assets is prohibited by law and such prohibition is not overridden by the PPSA or other applicable law; and (i) any asset with respect to which the Administrative Agent and the Administrative Borrower have reasonably determined in writing that the costs of providing a security interest in such asset is excessive in relation to the practical benefits to be obtained by the Lenders. "Excluded Security" means (a) any Equity Interests of (x) any Unrestricted Subsidiary (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement) or (y) LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY any Person that is not a wholly-owned Material Foreign Subsidiary of a Grantor incorporated in any of Germany, the United Kingdom, Ireland or Canada; (b) any Equity Interests of any Subsidiary that is not directly held by a Loan Party; (c) any Equity Interests of any Person that is not a Subsidiary of a Loan Party (other than any such Equity Interests held in a securities account); (d) any interest in a joint venture or non-wholly owned Restricted Subsidiary to the extent and for so long as the attachment of the security interest created hereby therein would violate any joint venture agreement, organization or constitutive document, shareholders agreement or equivalent agreement relating to such joint venture or non-wholly owned Restricted Subsidiary that was entered into for legitimate and customary business reasons; (e) any Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition that are subject to a Lien permitted by Section 7.0 l(v) of the Credit Agreement and solely to the extent that the terms of the agreements relating to such Lien prohibit the security interest under this Agreement from attaching to such Equity Interests, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition; (f) any shares of stock or debt to the extent and for so long as the pledge of such shares of stock or debt is prohibited by law and such prohibition is not overridden by applicable law; and g) any Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Grantors have reasonably determined in writing that the costs of providing a pledge of such Equity Interests is excessive in view of the practical benefits to be obtained by the Lenders. "Intangibles" means all "intangibles" as defined in the PPSA and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as a lessor or lessee, Swap Contracts and other agreements), all licences, permits, concessions and authorizations, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts (in each case, regardless of whether characterized as intangibles under the PPSA). "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, Designs, Patents, Copyrights, Licences, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, the intellectual property rights in software and databases and related documentation and all additions, improvements and accessions to, and books and records describing any of the foregoing. "Investment Property" has the meaning specified in the PPSA, but shall not include any Pledged Collateral. "Licence" means any Patent Licence, Trademark Licence, Copyright Licence or other Intellectual Property licence or sublicence agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof. "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of Canada in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of Canada, including registrations, recordings and pending applications in CIPO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein. "Patent Licence" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to licence, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement. "Perfection Certificate" means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and as amended, updated, modified or supplemented from time to time, and duly executed by a Responsible Officer of each Grantor. "Pledged Collateral" has the meaning assigned to such term in Section 2.01. "Pledged Debt" has the meaning assigned to such term in Section 2.01. "Pledged Equity" has the meaning assigned to such term in Section 2.01. "Pledged Securities" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral. "PPSA" means the Personal Property Security Act (Ontario), including the regulations thereunder, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security as in effect in a jurisdiction other than Ontario, "PPSA" means the Personal Property Security Act or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. "Secured Parties" means, collectively, the Administrative Agent, the Lenders, the Supplemental Administrative Agent, each Receiver and Delegate and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c) of the Credit Agreement. "Securities" means (i) "securities" as defined in the STA, or if no STA is in force in the applicable jurisdiction, the PPSA of such jurisdiction; (ii) Equity Interests or any other stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or -7- , „ . , ^ O V , A O O „ , 0 CANADIAN PLEDGE AND SECURITY AGREEMENT LhuAL 2 o / / UooU.12

EXECUTION COPY interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; and (iii) any Security Entitlements to any of the foregoing. "Security Agreement Supplement" means an instrument in the form of Exhibit I hereto. "Security Interest" has the meaning assigned to such term in Section 3.01(a). "STA" means the Securities Transfer Act, 2006 (Ontario), including the regulations thereunder, provided that, to the extent that perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on Collateral that is Investment Property is governed by the laws in effect in any province or territory of Canada other than Ontario in which there is in force legislation substantially the same as the Securities Transfer Act, 2006 (Ontario) (an "Other STA Province"), then "STA" shall mean such other legislation as in effect from time to time in such Other STA Province for purposes of the provisions hereof referring to or incorporating by reference provisions of the STA; and to the extent that such perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the laws of a jurisdiction other than Ontario or an Other STA Province, then references herein to the STA shall be disregarded except for the terms "Certificated Security" and "Uncertificated Security", which shall have the meanings herein as defined in the Securities Transfer Act, 2006 (Ontario) regardless of whether the STA is in force in the applicable jurisdiction. "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in CIPO, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby. "Trademark Licence" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to licence, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement. ARTICLE II Pledge of Securities Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, including each Guaranty, each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under (i) all Equity Interests held by it and listed on Schedule I and any other Equity Interests obtained in the future by such Grantor and, to the extent certificated, the certificates representing all such Equity Interests (the "Pledged Equity"); provided that the Pledged Equity shall not include any Excluded Security; (ii) the debt securities owned by it and listed opposite the name of such Grantor on Schedule I, any debt securities obtained in the future by such Grantor and the promissoiy notes and any other instruments evidencing any debt (the "Pledged Debt"); provided that the Pledged Debt shall not include any Excluded Security; (iii) subject to Section 2.07, all LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (iv) subject to Section 2.07, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), and (iii) above; and (v) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the "Pledged Collateral"). TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth. Section 2.02. Delivery of the Pledged Collateral. (a) Subject to Section 6.13(b) of the Credit Agreement, each Grantor agrees to deliver on the Closing Date all Pledged Securities owned by it on the Closing Date to the Administrative Agent and with respect to any Pledged Securities issued or acquired after the Closing Date, it agrees to deliver or cause to be delivered as promptly as practicable (and in any event, within 45 days after the date of acquisition thereof or such longer period as to which the Administrative Agent may agree in its reasonable discretion) to the Administrative Agent, for the benefit of the Secured Parties, any and all such Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02. (b) The Grantors will cause any Indebtedness for borrowed money owed to any Grantor by such Person (other than intercompany Indebtedness (i) between Loan Parties or (ii) between Subsidiaries that are not Loan Parties) having a principal amount in excess of the Dollar Amount of (i) $10,000,000 individually or (ii) when aggregated with all other such Indebtedness for which this clause has not been satisfied, $50,000,000 in the aggregate, to be evidenced by a duly executed promissory note that is pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof. (c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock or security powers duly executed in blank by the applicable Grantor or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment or transfer duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered. Section 2.03. Representations. Warranties and Covenants. Each Grantor jointly and severally represents, warrants and covenants, as to itself and the other Grantors, to and with the Administrative Agent, for the benefit of the Secured Parties, that: (a) Schedule I correctly sets forth as of the Closing Date the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged in order to satisfy the Collateral and Guarantee Requirement; (b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than a Grantor or a Subsidiary of any Grantor, to such Grantor's knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than a Grantor or a Subsidiary of any Grantor, to such Grantor's knowledge), are legal, valid and binding obligations of the issuers thereof; (c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) if requested by the Administrative Agent, will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever; (d) except for restrictions and limitations imposed by the Loan Documents or applicable laws generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder; (e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated; (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect); (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent for the benefit of the Secured Parties will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations, subject only to Liens permitted by Section 7.01 of the Credit Agreement, to the extent such perfection is governed by the PPSA; and (h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein. LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests. Section 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a "security" as defined under the STA or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (i) each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof. Each Grantor hereby agrees that if any of the Pledged Collateral are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, (i) if necessary or desirable to perfect a security interest in such Pledged Collateral, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Collateral under the terms hereof, and (ii) after the occurrence and during the continuance of any Event of Default, upon request by the Administrative Agent, (A) cause the Organization Documents of each such issuer that is a Subsidiary of any Grantor to be amended to provide that such Pledged Collateral shall be treated as "securities" for purposes of the STA and (B) cause such Pledged Collateral to become certificated and delivered to the Administrative Agent. Section 2.05. Unlimited Liability Companies. Any Grantor that controls any interest (for the purposes of this Section, "ULC Interests") in any unlimited liability company (for the purposes of this Section, a "ULC") pledged hereunder shall remain registered as the sole registered and beneficial owner of the ULC Interests and will remain as registered and beneficial owner until such time as the ULC Interests are effectively transferred into the name of the Administrative Agent or any other person on the books and records of the ULC. Nothing in this Agreement is intended to or shall constitute the Administrative Agent or any person other than the ULC a shareholder or member of such ULC until such time as notice is given to the ULC and further steps are taken thereunder so as to register the Administrative Agent or any other person as the holder of such ULC Interests. To the extent any provision hereof would have the effect of constituting the Administrative Agent or any other person as a shareholder or member of an unlimited liability company prior to such time, such provision shall be severed therefrom and ineffective with respect to the ULC Interests without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Collateral which are not ULC Interests. Except upon the exercise of rights to sell or otherwise dispose of ULC Interests following the occurrence and during the continuance of an Event of Default hereunder, each Grantor shall not cause or permit, or enable any ULC in which it holds ULC Interests to cause or permit, the Administrative Agent to: (a) be registered as shareholders or members of such ULC; (b) have any notation entered in their favour in the share register of such ULC; (c) be held out as shareholders or members of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Administrative Agent holding a security interest in such ULC; or (e) to act as a shareholder or member of such ULC, or exercise any rights of a shareholder or member including the right to attend a meeting of, or to vote the shares of, such ULC. Section 2.06. Registration in Nominee Name: Denominations. If an Event of Default shall occur and be continuing, (a) the Administrative Agent, on behalf of the Secured Parties, shall have -11- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favour of the Administrative Agent, and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor, and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided, that the Administrative Agent shall give the Grantors prior notice of its intent to exercise such rights. Section 2.07. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified each Grantor that the rights of the Grantors under this Section 2.07 are being suspended: (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner, except as may be permitted under this Agreement, the Credit Agreement or the other Loan Documents, that would materially and adversely affect the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same. (ii) The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above. (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition, amalgamation or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be promptly (and in any event within 10 Business Days) delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). (b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified each Grantor of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.07, then all rights of any Grantor to dividends, interest, principal -12- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.07 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.07 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 5 Business Days) delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.07 that remain in such account. (c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have provided each Grantor with 10 days notice of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.07, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.07, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.07, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Administrative Agent. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.07. (d) Any notice given by the Administrative Agent to each Grantor suspending the rights of the Grantors under paragraph (a) of this Section 2.07(i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.07 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. ARTICLE III Security Interests in Personal Property Section 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, including each Guaranty, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY (the "Security Interest") in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "General Collateral"): (i) all Accounts; (ii) all Chattel Paper; (iii) all Deposit Accounts; (iv) all Documents of Title; (v) all Equipment of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, and other vehicles of whatsoever nature or kind; (vi) all fixtures; (vii) all Goods; (viii) all Intangibles; (ix) all Instruments; (x) all Inventory; (xi) all Investment Property; (xii) all letters of credit; (xiii) all Pledged Securities; (xiv) all books and records pertaining to the General Collateral; (xv) all Money; (xvi) all Securities; (xvii) all Securities Accounts; and (xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all accessions to, substitutions for and replacements and insurance proceeds and products of any or all of the foregoing, collateral security and guarantees given by any Person with respect to any of the foregoing; provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Asset or any Excluded Security. LEGAL 23770880.12 -14- CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY (b) Each Grantor and the Administrative Agent hereby acknowledge that (i) value has been given; (ii) the Grantors have rights in the Collateral in which it has granted a security interest; (iii) this Agreement constitutes a security agreement as that term is defined in the PPSA; and (iv) the security interest attaches upon the execution of this Agreement (or in the case of any after-acquired property, at the time of acquisition thereof). (c) Each Grantor hereby irrevocably authorizes the Administrative Agent or its designee for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any Financing Statements (including fixture filings), Financing Change Statements, with respect to the General Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by any legislation of each applicable jurisdiction for the filing of any Financing Statement, or Financing Change Statement, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (B) in the case of a Financing Statement filed as a fixture filing, a sufficient description of the real property to which such General Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request. (d) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the General Collateral. (e) With respect to any Deposit Accounts that are Blocked Accounts pursuant to Section 6.15(b) of the Credit Agreement, each Grantor that is an account party for a Blocked Account shall comply with the provisions of Section 6.15 of the Credit Agreement. The Agent hereby agrees that it shall not deliver any instructions to any account bank under any Blocked Account Agreement until such time as (x) in the case of any Blocked Account that is a cash pooling account, a Specified Event of Default has occurred and is continuing or (y) in the case of all other Blocked Accounts, a Cash Dominion Event has occurred and is continuing. (f) Notwithstanding anything to the contrary in the Loan Documents, but at all times subject to the terms of each other Collateral Document that any Grantor is a party to, none of the Grantors shall be required (i) to perfect the Security Interests granted by this Agreement (including Security Interests in Investment Property and fixtures) by any means other than by (A) filings pursuant to the PPSA or the equivalent legislation in the relevant provinces and territories (excluding fixture filings), (B) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of Instruments or Pledged Securities as expressly required elsewhere herein, (C) other methods expressly provided herein or (D) with respect to Pledged Securities of Material Foreign Subsidiaries, pledge agreements under applicable local law if requested by the Administrative Agent, (ii) to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account, except for such Deposit Accounts for which Grantors have entered into an account control agreement pursuant to the Credit Agreement, (iii) to take any action (other than the actions listed in clause (i)(A), (B) and (D) above, or pursuant to the terms of each other Collateral Document that any Grantor is party to) with respect to any assets located outside of Canada, (iv) to perfect in any assets subject to a certificate of title statute, or (v) to deliver any Pledged Securities, other than the Pledged Securities of any Material Foreign Subsidiary representing Equity Interests pledged hereunder. -15- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY Section 3.02. Representations and Warranties. Each Grantor jointly and severally represents and warrants, as to itself and the other Grantors, to the Administrative Agent and the Secured Parties that: (a) Subject to Liens permitted by Section 7.01 of the Credit Agreement, each Grantor has good and valid rights in and title to the General Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such General Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained. (b) The Financing Statements, Filing Change Statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 5 to the Perfection Certificate (or specified by notice from the a Grantor to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favour of the Administrative Agent (for the benefit of the Secured Parties) in respect of all General Collateral in which the Security Interest may be perfected by filing, recording or registration in Ontario or any other relevant Canadian jurisdiction and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. (c) The Security Interest constitutes (i) a legal and valid security interest in all the General Collateral securing the payment and performance of the Obligations; and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all General Collateral in which a security interest may be perfected by filing, recording or registering a Financing Statement or analogous document in Ontario, or any other relevant Canadian jurisdiction, pursuant to the PPSA or its equivalent in the relevant jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the General Collateral, other than (1) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (2) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. (d) The General Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any Financing Statement or analogous document under the PPSA or any other applicable provincial or territorial laws covering any General Collateral, or (ii) any assignment in which any Grantor assigns any General Collateral or any security agreement or similar instrument covering any General Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. Section 3.03. Covenants. -16- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY (a) Each Grantor agrees promptly (and in any event within 60 days of such change) to notify the Administrative Agent in writing of any change in (i) legal name of any Grantor, (ii) the type of organization of any Grantor, (iii) the jurisdiction of organization or amalgamation of any Grantor, or (iv) the chief executive office (and principal place of business or domicile for the purposes of the Quebec Civil Code) of any Grantor. (b) Each of the Grantors agree, on its own behalf and on behalf of each other Grantor at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any Financing Statements, Financing Change Statements or other documents in connection herewith or therewith. (c) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the General Collateral and not permitted pursuant to Section 7.01of the Credit Agreement, and may pay for the maintenance and preservation of the General Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents. (d) If at any time the Grantors shall take a security interest in any property of any Account Debtor or any other Person, the value of which is in excess of (i) $10,000,000 individually or (ii) when aggregated with all other such properly for which this clause has not been satisfied, $50,000,000 in the aggregate, to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest. (e) Each Grantor shall, upon request of the Administrative Agent, at its own expense, take any and all commercially reasonable actions necessary to defend (i) title to the General Collateral against all Persons and (ii) the Security Interest of the Administrative Agent in the General Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement. Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the General Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance. (f) With respect to the Inventory, (i) each of the Grantors shall at all times maintain inventory records reasonably satisfactory to Administrative Agent, keeping correct and accurate records -17- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY itemizing and describing the kind, type, quality and quantity of Inventory, such Grantor's cost thereof and daily withdrawals therefrom and additions thereto to the extent consistent with past practice; and (ii) each of the Grantors shall conduct a physical count of the Inventory at least once each year and any time or times as Administrative Agent may reasonably request following the occurrence and during the continuation of an Event of Default, and promptly following such physical inventory shall supply Administrative Agent with a report in the form and with such specificity as may be reasonably satisfactory to Administrative Agent concerning such physical count. Section 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following General Collateral: (a) Instruments. If the Grantors shall at any time hold or acquire any Instruments constituting General Collateral (excluding cheques), and evidencing an amount in excess of (i) $10,000,000 individually or (ii) when aggregated with all other such Instruments for which this clause has not been satisfied, $50,000,000 in the aggregate, such Grantor shall promptly endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request; ARTICLE IV Remedies Section 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under PPSA or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent promptly, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii); exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such exercise; and (iv) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall give the applicable Grantors 15 days' written notice (which each Grantor agrees is reasonable notice) of the Administrative Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed interim receiver, receiver and manager or receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to be commercially reasonable under the PPSA or equivalent legislation in any other Canadian jurisdiction. The Administrative Agent may appoint, remove or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of any Grantor or not, to be an interim receiver, receiver or receivers (hereafter called a "Receiver", which term when used herein shall include a receiver and manager) of the Collateral (including any interest, income or profits therefrom). Any such Receiver shall, to the extent permitted by applicable law, be deemed the agent of such Grantor and not of the Administrative Agent, and the Administrative Agent shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or its servants, agents or -19- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY employees. Subject to the provisions of the instrument appointing it, any such Receiver shall (i) have such powers as have been granted to the Administrative Agent under this Section and the Credit Agreement and (ii) shall be entitled to exercise such powers at any time that such powers would otherwise be exercisable by the Administrative Agent under this Section. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Grantors, enter upon, use and occupy all premises owned or occupied by such Grantor wherein the Collateral may be situate, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collateral directly in carrying on the applicable Grantor's business or as security for loans or advances to enable the Receiver to carry on such Grantor's business or otherwise, as such Receiver shall, in its reasonable discretion determine. Except as may be otherwise directed by the Administrative Agent, all money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to the Administrative Agent and any surplus shall be applied in accordance with applicable law. Every such Receiver may, in the discretion of the Administrative Agent, be vested with, in addition to the rights set out herein, all or any of the rights and powers of the Administrative Agent described in the Credit Agreement, the PPSA, the Companies Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada) or the Bankruptcy and Insolvency Act (Canada). The Grantors shall pay all costs, charges and expenses incurred by Administrative Agent or any Receiver or any nominee or agent of Administrative Agent, whether directly or for services rendered (including, without limitation, solicitor's costs on a solicitor and his own client basis, auditor's costs, other legal expenses and Receiver remuneration) in enforcing this Agreement or any other Loan Document and in enforcing the Obligations and all such expenses together with any money owing as a result of any borrowing permitted hereby or pursuant to any applicable law shall be a charge on the proceeds of realization and shall be secured hereby. Section 4.02. Application of Proceeds. (a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement. (b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, monies or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. (c) In making the determinations and allocations required by this Section 4.02, the Administrative Agent may conclusively rely upon information supplied to or by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it. -20- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY Section 4.03. Grant of Licence to Use Intellectual Property: Power of Attorney. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Administrative Agent a non exclusive, royalty free, limited licence (until the termination or cure of the Event of Default) for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate to use, licence or sublicence any of the Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such licence reasonable access to all media in which any of the licenced items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Administrative Agent to use such licences, sublicences and other rights, and (to the extent permitted by the terms of such licences and sublicences) all licences and sublicences granted thereunder, shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Administrative Agent solely during the continuance of an Event of Default and upon 10 Business Days' prior written notice to each Grantor, and nothing in this Section 4.03 shall require Grantors to grant any licence that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, licence, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licences granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such licence by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default. Section 4.04. Certain Matters Relating to Accounts. (a) At any time after the occurrence and during the continuance of an Event of Default and after giving notice to each Grantor, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that the Administrative Agent reasonably considers advisable, and each Grantor shall furnish such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party. (b) At the Administrative Agent's request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all original invoices. (c) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not, without prior consent from the Administrative Agent, grant any extension of the time of payment of any of the Accounts; compromise, compound or settle the same for less than the full amount thereof; release, wholly or partly, any Person liable for the payment thereof; or allow any credit or discount whatsoever thereon if the Administrative Agent shall have instructed the Grantors not to grant or make any such extension, credit, discount, compromise or settlement under any circumstances during the continuance of such Event of Default. -21- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY (d) Each Grantor shall, at the request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, legend the Accounts and the other books, records and documents of such Grantor evidencing or pertaining to Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein. ARTICLE V Indemnity, Subrogation and Subordination Section 5.01. Contribution and Indemnification. The parties hereto agree that each Grantor shall have the rights and obligations provided in Section 10.25 of the Credit Agreement and Section 10.25 of the Credit Agreement shall be deemed incorporated by reference herein. Section 5.02. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Section 5.01 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Obligations. No failure on the part of any of the Grantors to make the payments required by Sections 5.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder. ARTICLE VI Miscellaneous Section 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Grantors as provided in Section 10.02 of the Credit Agreement. Section 6.02. Waivers: Amendment. (a) No failure or delay by the Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be -22- CANADIAN PLEDGE AND SECURITY AGREEMENT LEGAL 23770880.12

EXECUTION COPY effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement. Section 6.03. Administrative Agent's Fees and Expenses. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder and indemnity for its actions in connection herewith as provided in Sections 10.04 and 10.05 of the Credit Agreement. (b) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor. Section 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and enure to the benefit of their respective successors and assigns, to the extent permitted under Section 10.07 of the Credit Agreement. Section 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, any other Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding (other than any Letter of Credit in which the Outstanding Amount of the L/C Obligations related thereto have been Cash Collateralized or back-stopped by a letter of credit in form and substance satisfactory to the Administrative Agent in its sole discretion) or any Commitment is outstanding. Section 6.06. Counterparts: Effectiveness: Successors and Assigns: Several Agreement. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and -23- LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or other electronic communication be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic communication. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns permitted thereby, and shall enure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder. Section 6.07. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 6.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates shall have the rights specified in Section 10.10 of the Credit Agreement. Section 6.09. Governing Law: Jurisdiction: Venue: Waiver of Jury Trial: Consent to Service of Process. (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY TO THE NON EXCLUSIVE JURISDICTION OF ANY COURT OF THE PROVINCE OF ONTARIO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AND EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO -24- LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST A GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. (c) WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 6.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 6.11. Security Interest Absolute. To the extent permitted by applicable law, all rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement. Section 6.12. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Obligations and any Liens arising therefrom shall be automatically released when all the outstanding Obligations (in each case other than contingent indemnification obligations not yet accrued and payable) have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obligations have been either reduced to zero, back-stopped by a letter of credit in form and substance satisfactory to the Administrative Agent in its sole discretion or Cash Collateralized and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement. -25- LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY (b) A Grantor shall automatically be released from its obligations hereunder as provided in Section 9.12 of the Credit Agreement; provided that the Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise. (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.12 or 10.01 of the Credit Agreement, the security interest of such Grantor in such Collateral shall be automatically released. (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.12, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release, in each case in accordance with the terms of Section 9.12 of the Credit Agreement. Any execution and delivery of documents pursuant to this Section 6.12 shall be without recourse to or warranty by the Administrative Agent. Section 6.13. Additional Grantors. Pursuant to Section 6.11 of the Cred it Agreement, certain Persons that were not in existence or were not Grantors on the date of the Credit Agreement are required to or may enter into this Agreement as Grantors by execution and delivery of a Security Agreement Supplement in the Form of Exhibit I hereto by the Administrative Agent and such Grantor. Upon such execution and delivery, such Person shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Section 6.14. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to each Grantor of its intent to exercise such rights, with full power of substitution either in the Administrative Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, cheques, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of General Collateral under policies of insurance, including endorsing the name of any Grantor on any cheque, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole -26- LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY or in part relating thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein. No Agent-Related Person shall be liable in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable legal fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby. Section 6.15. General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor's obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents. Section 6.16. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Administrative Agent accords its own property. Section 6.17. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Grantor or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Grantor or any other Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made. Section 6.18. Miscellaneous. (a) The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. -27- LEGAL 23770880 12 CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY (b) The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Administrative Agent shall have received a notice of Event of Default or a notice from the Grantors or the Secured Parties to the Administrative Agent in its capacity as Administrative Agent indicating that an Event of Default has occurred. The Administrative Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it. (c) Each Grantor hereby acknowledges receipt of a signed copy of this Agreement and hereby waives, to the extent permitted by applicable law, the requirement to be provided with a copy, of any verification statement issued in respect of a financing statement or financing change statement filed under the PPSA in connection with this Agreement to perfect the Security Interest created herein. Section 6.19. English Agreement (a) The parties hereto confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les parties aux presentes confirment leur volonte que la presente convention, de meme que tous les documents s'y rattachant, y compris tout avis, annexe et automation, soient rediges en anglais seulement. [Signatures on following page] LEGAL 23770880.12 -28- CANADIAN PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the dav and year first above written. AVAYA CANADA CORP.. as Grantor Bv: / / l t e 7 \JI»ce/"Pres\^£*i,4"-" ^ M J "1 f-e&.Si«tr v..- CANADIAN M.RIJGE ANDSECURiTY AGREEMENT

EXECUTION COPY CITIBANK.N.A., as Administrative Agent ,, / , J* Name: / Title: ,f repaan Mackay president and Directo CANADIAN PLEDGE AND SECURITY AGREEMENT